UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2026

American Bitcoin Corp.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39096	83-2242651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Brickell Avenue Suite 200
Miami, Florida		33131
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 305 224-6427

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ABTC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Interim Chief Financial Officer

On July 31, 2026, the Board of Directors of American Bitcoin Corp. (the "Company") appointed Paul Sacks as Interim Chief Financial Officer of the Company, effective as of August 4, 2026. Mr. Sacks will serve as Interim Chief Financial Officer in addition to his existing role as Head of Derivatives of the Company, with no change to his existing compensation or benefits.

Mr. Sacks, 53, has served as Head of Derivatives at the Company since May 2026. He previously served as Co-Head of Digital Exotics at BlockFills from November 2022 to March 2026. Prior to that, Mr. Sacks was a Co-Founder and Managing Member of Digital Gamma from January 2017 to November 2022. He holds a Bachelor of Business Administration from the University of Massachusetts Amherst.

In connection with Mr. Sacks's appointment as an executive officer, the Company entered into an indemnification agreement with Mr. Sacks, the form of which was previously filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed on September 3, 2025. There are no arrangements or understandings between Mr. Sacks and any other person pursuant to which Mr. Sacks was appointed as Interim Chief Financial Officer of the Company. There are no family relationships between Mr. Sacks and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Departure of President and Interim Chief Financial Officer

On July 30, 2026, Matthew Prusak notified the Company that he will step down from his role as President and Interim Chief Financial Officer, effective as of August 4, 2026, to pursue a position in his hometown of Austin, Texas. Mr. Prusak's resignation was voluntary and was not the result of any disagreement with the Company on any matter relating to the Company's financial statements, operations, policies, or practices.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BITCOIN CORP.

Date:	August 3, 2026	By:	/s/ Michael Ho
Michael Ho, Chief Executive Officer